FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 7, 2003

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On May 7, 2003, the Registrant issued a news release entitled Checkers/Rallys Named Official Burger of the Indianapolis 500, Brickyard 400; and issued a corresponding Video News Release, a copy is being filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:  Keith E. Sirois
Title:  Interim President and Chief Executive Officer
Dated:  May 7, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1			Press Release, dated May 7, 2003
99.2			Video News Release, dated May 7, 2003

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francis			CONTACT:	Ron Green
		Spokesperson, Checkers/Rallys		Director of Public Relations
		MARC Public Relations			Indianapolis Motor Speedway
		412-562-1186				317-492-6780

Exclusive Indianapolis Motor Speedway
Sponsorship of Two of the Hottest
Tickets in NASCAR(R) and IRL IndyCar(TM)
Series Racing

    TAMPA, Fla., May 7 /PRNewswire-FirstCall/ --
Checkers Drive-In Restaurants, Inc. (Nasdaq: CHKR), the nation's leading double drive-thru chain, today announced that Checkers/Rally's and its franchise community have agreed to an exclusive category sponsorship with the Indianapolis Motor Speedway, shifting the national brand presence of the Company into high gear. Under the terms of the agreement, Checkers/Rally's is the "Official Burger" of the Brickyard 400, a NASCAR Winston Cup Series event, and the Indianapolis 500, part of the IRL IndyCar Series, two of the hottest tickets in racing.

"Checkers Drive-In Restaurants is running on all eight cylinders, and I am proud to announce that our Company and franchisees have joined forces to put our brand presence on the `fast track' through this exclusive sponsorship," said Keith E. Sirois, Checkers Drive-In Restaurants, Inc.'s interim CEO.

Mr. Sirois continued: "As the `Official Hamburger' of the Brickyard 400, one of NASCAR's premier events, and the Indianapolis 500, the world's largest single day sporting event, we have a tremendous opportunity to drive consumer loyalty on a national scale, increase our brand awareness among the financial community, and further our relationships with current and prospective franchisees. For Checkers and Rally's, the road ahead is an exciting one."

The Indianapolis 500, which takes place on May 25, 2003, is the premiere
IRL IndyCar Series race and is viewed by 10 million nationally and by 200 million worldwide. The Brickyard 400, scheduled for August 3, 2003, is the highest attended NASCAR event, with nearly 400,000 fans over three days and is also the highest rated Winston Cup event on the NBC network schedule. In addition to the Brickyard 400 and the Indy 500 sponsorships, Checkers Drive-In Restaurants, Inc. acquired the naming rights for the "Indy 500 Pit Stop Challenge," an Indy 500 race-week tradition for more than 26 years, which is televised nationally on ESPN.

    "We are very pleased that Checkers and Rally's have chosen to become a part of the traditions that surround the Indianapolis 500 and the Brickyard 400," said Tony George, President and CEO of the Indianapolis Motor Speedway. "Checkers Drive-In Restaurants, with its brand position of double drive-thru speed, is a strong addition to our roster of corporate sponsors, and we look forward to an exciting racing season with them."

    Checkers Drive-In Restaurants, Inc. and its franchisees chose to sponsor the Brickyard 400 and the Indianapolis 500 for several strategic reasons. Checkers and Rally's key markets share a strong demographic match with these races and motorsports' biggest fans. The Company's markets correspond with top motorsports markets: Southeast Checkers markets are the traditional origin of avid stock car fans; Midwest Rally's markets are home to open wheel fans; and the Westcoast Rally's markets are the birth place of drag racing and street rods.

    "Motorsports is the fastest growing spectator sport in the country, and there are strategic synergies between the demographics of the Indianapolis Motor Speedway and Checkers/Rally's. We see this as a tremendous opportunity for Checkers/Rally's to drive brand awareness on a national scale," said Richard S. Turer, Vice President of Marketing, Checkers Drive-In Restaurants, Inc.

    "Like the Indianapolis Motor Speedway, we thrive on speed, quality, teamwork, leadership, and of course, cars that move fast through our drive-thrus," continued Mr. Turer. "This similarity in brand personalities and values makes our association with the Indianapolis Motor Speedway a natural connection. I am proud to have played a part in delivering this exclusive sponsorship to our franchise community and to the Checkers/Rally's brands."

    As the "Official Hamburger" of the Brickyard 400, a NASCAR(R) Winston Cup Series Event, and the Indianapolis 500, the premiere IRL IndyCar Series race, Checkers and Rally's sponsorship includes:

    -- Category exclusivity as the official quick-service/fast-food partner of each race.

    -- Rights to sell Checkers and Rally's food at the Indianapolis Motor
       Speedway.

    -- Use of Brickyard 400 and Indianapolis 500 Marks in Checkers/Rally's commercials, print, POP and other marketing materials as well as consumer promotions and sweepstakes.

    -- National media placement opportunities in and around the races on NBC, ABC and ESPN.

    Checkers Drive-In Restaurants, Inc. http://www.checkers.com is the largest double drive-through restaurant chain in the United States. The Company develops, produces, owns, operates and franchises quick service "double drive-thru" restaurants.

    Indianapolis Motor Speedway

    The Indianapolis Motor Speedway was built in 1909 and is the international leader in motorsports entertainment. Home since 1911 to the Indianapolis 500, the world's largest single day sporting event, the Speedway also hosts the Brickyard 400 NASCAR Winston Cup race and the United States Grand Prix Formula One race, two of the largest single day sporting events in the world. The Speedway property includes the Hall of Fame Museum, the Brickyard Crossing 18-hole championship golf course and the Brickyard Crossing Inn.

Except for historical information, this announcement contains "forward-looking" and "Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995.


Exhibit 99.2

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francis
		Spokesperson, Checkers/Rallys
		MARC Public Relations
		412-562-1186

MEDIA ALERT

Checkers Drive-In Restaurants, Inc. Issues Video News Release:
Checkers/Rallys Named Official Burger of the Brickyard 400, a NASCAR Winston
 Cup Series Event, and the Indianapolis 500, part of the IRL IndyCar Series

TAMPA, FL  May 7, 2003  Checkers Drive-In Restaurants, Inc.
will provide a Video News
Release on Wednesday, May 7, 2003, announcing that Checkers/Rallys and its franchise community have agreed to an exclusive category sponsorship with the Indianapolis Motor
Speedway, shifting the national brand presence of the Company into high gear. A full press release that provides details about the sponsorship was issued earlier today at approximately 1:30 p.m. EST via PRNewswire.

The video news release will feature:

Comments from Keith E. Sirois, Checkers Drive-In
Restaurants, Inc.'s interim CEO, and
Richard S. Turer, Vice President of Marketing,
Checkers Drive-In Restaurants, Inc.

Comments from Joie Chitwood, Senior Vice President of Business
Affairs at the Indianapolis Motor Speedway.

Footage of the contract-signing event, featuring Tony George, President and CEO of the Indianapolis Motor Speedway; Keith Sirois, Checkers' interim CEO; members of Checkers/Rallys Franchise Advisory Council; and members of the IMS sales and marketing staff.

The date, time and coordinates for the release are:

Date:			Wednesday, May 7, 2003
Time:			4 - 4:30 p.m. EST
Coordinates:	AMC 2, Transponder K18
			Audio 6.2/6.8
			Download Frequency 12060 horizontal

Note: The AMC 2 satellite formerly was known as the GE 2 satellite.